EXHIBIT 99.1

Investor Relations Contact:	Media Relations Contact:
Keith Terreri	Diane McKenna
VP Finance and Treasurer	Director of Advertising & Brand Management
214-571-4641	214-571-4642
investor_relations@metropcs.com	media_relations@metropcs.com
MetroPCS Communications, Inc. Announces Chief Executive Officer Resumes Full-time
Schedule and Is Reappointed as President
DALLAS (December 13, 2007) — MetroPCS Communications, Inc. (NYSE:PCS), the nation’s leading provider of flat rate unlimited wireless communications service with no signed contract, announced today that Mr. Roger Linquist, MetroPCS’ Chief Executive Officer and Chairman of the Board, has informed the company’s Board of Directors that his health issues have been resolved, he has resumed his full-time schedule, and the Board has reappointed him as President.
“I am pleased to be resuming my normal work schedule,” Mr. Linquist stated. “I would like to thank Thomas Keys, who will continue in his role as Chief Operating Officer, for his leadership during this time. We have built a unique business focused on providing unlimited wireless communications services and I am proud of our accomplishments to date. I look forward to continuing to grow MetroPCS and building on our successes.”
“We are pleased that Mr. Linquist has returned to his full-time schedule as Chief Executive Officer and President,” said Arthur Patterson, a director of MetroPCS since its founding. “Mr. Linquist has provided many contributions to MetroPCS since its founding and we look forward to his continued strategic leadership of the business.”
About MetroPCS Communications, Inc.
Dallas-based MetroPCS Communications, Inc. (NYSE:PCS) is a provider of unlimited wireless communication service for a flat-rate with no signed contract. MetroPCS owns licenses or has access to wireless spectrum covering a population of approximately 140 million people in 14 of the top 25 largest metropolitan areas in the United States. As of September 30, 2007, MetroPCS had approximately 3.7 million subscribers and offers service in the Miami, Orlando, Daytona Beach, Melbourne, Sarasota, Tampa, Atlanta, Dallas, Detroit, Los Angeles, San Francisco, and Sacramento metropolitan areas. For more information please visit www.metropcs.com.
Safe Harbor Statement
This news release includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and rule 3(b)-6 under the Securities Exchange Act of 1934, as amended. Any statements made in this news release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including statements that may relate to our plans, objectives, strategies, goals, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “may,” “will,” “forecast,” and other similar expressions.
These forward-looking statements or projections are based on reasonable assumptions at the time they are made, including our current expectations, plans and assumptions that have been made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Forward-looking statements or projections are not guarantees of future performance or results. Actual financial results, performance or results of operations may differ materially from those expressed in the forward-looking statements and projections.
The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions, as described or referenced from time to time in our periodic filings with the Securities and Exchange Commission, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements and projections, which are based on current expectations and speak only as of the date of this release. MetroPCS

Communications, Inc. is not obligated to, and does not undertake a duty to, update any forward-looking statement or projection to reflect events after the date of this release, except as required by law.